The Rodney Square
                Fund


   the Rodney Square
          Tax-Exempt
                Fund

                                     [LOGO]


                                   PROSPECTUS
                                JANUARY 2, 1998,
                           as revised JANUARY 26, 1998

                                TABLE OF CONTENTS



   EXPENSE TABLE........................................................ 2
   FINANCIAL HIGHLIGHTS ................................................ 3
   QUESTIONS AND ANSWERS ABOUT THE FUNDS................................ 6
   INVESTMENT OBJECTIVES AND POLICIES .................................. 8
   PURCHASE OF SHARES ..................................................12
   SHAREHOLDER ACCOUNTS.................................................13
   REDEMPTION OF SHARES ................................................14
   EXCHANGE OF SHARES ..................................................16
   HOW NET ASSET VALUE IS DETERMINED ...................................16
   DIVIDENDS AND TAXES .................................................17
   PERFORMANCE INFORMATION..............................................18
   MANAGEMENT OF THE FUNDS .............................................19
   DESCRIPTIONS OF THE FUNDS ...........................................20
   APPENDIX.............................................................22
   APPLICATION AND NEW ACCOUNT
   REGISTRATION ........................................................27

   [LOGO]


      the Rodney Square                      the Rodney Square
            Fund                 &           Tax-Exempt Fund


   The Rodney Square Fund, consisting of two separate series, the U.S. Government Portfolio and the Money Market Portfolio (each, a "Series"), and The Rodney Square Tax-Exempt Fund (the "Tax-Exempt Fund") are diversified open-end, management investment companies. Each Series of The Rodney Square Fund seeks a high level of current income consistent with the preservation of capital and liquidity by investing in money market instruments pursuant to its investment practices. The Tax-Exempt Fund seeks as high a level of interest income, exempt from federal income tax, as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and stability of principal. The Series and the Tax-Exempt Fund (each, a "Portfolio") each seek to maintain a constant net asset value of $1.00 per share.

   AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00.


   PROSPECTUS JANUARY 2, 1998, AS REVISED JANUARY 26, 1998 This Prospectus sets forth concise information about the Portfolios that you should know before investing. Please read and retain this document for future reference. Statements of Additional Information (dated January 2, 1998, as revised January 26, 1998) containing additional information about the Portfolios have been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, are incorporated by reference herein. A copy of the Statements of Additional Information may be obtained, without charge, from certain institutions such as banks or broker-dealers that have entered into servicing agreements ("Service Organizations") with Rodney Square Distributors, Inc. or by calling the number below, by writing to Rodney Square Distributors, Inc. at the address noted on the back cover of this Prospectus, or may be obtained by accessing the Web site maintained by the SEC (www.sec.gov). Rodney Square Distributors, Inc. is a wholly-owned subsidiary of Wilmington Trust Company, a bank chartered in the State of Delaware.


--------------------------------------------------------------------------------
    FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:
             *    NATIONWIDE......................(800) 336-9970
--------------------------------------------------------------------------------

Shares of the Portfolios are not deposits or obligations of, or guaranteed by, Wilmington Trust Company or any other bank, nor are the shares insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                EXPENSE TABLE

                                     U.S. Government  Money Market  Tax-Exempt
                                        Portfolio      Portfolio      Fund
                                        ---------      ---------      ----


SHAREHOLDER TRANSACTION COSTS:*           None         None          None

ANNUAL PORTFOLIO OPERATING EXPENSES:
   (as a percentage of average net assets)

   Management Fee...................     0.47%         0.47%         0.47%
   12b-1 Fee........................     0.02%         0.02%         0.01%
   Other Operating Expenses ........     0.06%         0.05%         0.09%
                                         -----         -----         -----

   Total Portfolio Operating Expenses    0.55%         0.54%          0.57%
                                         ====          ====           ====


Example**
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

   One year                                   $6       $6       $6
   Three years                                18       17       18
   Five years                                 31       30       32
   Ten years                                  69       68       71
   ----------------

* Wilmington Trust Company and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Portfolio shares.

** The assumption in the Example of a 5% annual return is required by regulations of the Securities and Exchange Commission applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, a Portfolio's projected or actual performance.

   The purpose of the preceding table is solely to aid shareholders and prospective investors in understanding the various expenses that investors in the Portfolios will bear directly or indirectly. The expenses and fees set forth in the table are for the fiscal year ended September 30, 1997.

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES INCURRED AND RETURNS MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

   The following tables include selected per share data and other performance information for each Portfolio throughout the following years, derived from the audited financial statements of The Rodney Square Fund and the Tax-Exempt Fund (each, a "Fund," and together the "Funds"). They should be read in conjunction with the Funds' financial statements and notes thereto appearing in each Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1997, which is included together with the auditor's unqualified report thereon as part of each Fund's Statement of Additional Information.



                                                                U. S. GOVERNMENT PORTFOLIO
                                                                --------------------------

                                                            FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                            ----------------------------------------


                               1997       1996      1995      1994+     1993        1992      1991      1990       1989      1988
                               ----       ----      ----      -----     ----        ----      ----      ----       ----      ----

NET ASSET VALUE -
  BEGINNING OF YEAR             $1.00      $1.00     $1.00     $1.00     $1.00      $1.00     $1.00     $1.00      $1.00     $1.00


Investment Operations:
  Net investment
      income .............      0.050      0.050     0.052     0.033     0.028      0.038     0.062     0.078      0.086      0.06

Distributions:
  From net investment
      income .............     (0.050)    (0.050)   (0.052)   (0.033)   (0.028)    (0.038)   (0.062)   (0.078)    (0.086)   (0.066)


NET ASSET VALUE -
  END OF YEAR  ...........      $1.00      $1.00     $1.00     $1.00     $1.00      $1.00     $1.00     $1.00      $1.00     $1.00
                                =====      =====     =====     =====     =====      =====     =====     =====      =====     =====


Total Return .............      5.07%      5.08%     5.37%     3.32%     2.83%      3.88%     6.41%     8.05%      8.91%      6.81%

Ratios (to average net assets)/Supplemental Data:
  Expenses ...............      0.55%      0.55%     0.55%     0.53%     0.53%      0.54%     0.53%     0.54%      0.52%      0.57%
  Net investment
      income .............      4.96%      4.97%     5.25%     3.27%     2.79%      3.84%     6.22%     7.76%      8.55%      6.63%
Net assets at end of year
  ($000 omitted) .........   378,475    341,426   306,096   336,766   386,067    409,534   479,586   364,423    230,804    287,862
-----------------------------------------------------------------------------------------------------------------------------------

+     During the fiscal year ended September 30, 1994, the Fund Manager contributed capital of $0.0045 per share to the U.S.
      Government Portfolio.



                                                      MONEY MARKET PORTFOLIO
                                                      ----------------------

                                             FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                             ----------------------------------------

                                1997       1996     1995      1994+       1993      1992      1991      1990       1989      1988
                                ----       ----     ----      -----       ----      ----      ----      ----       ----      ----
NET ASSET VALUE -
  BEGINNING OF YEAR ......      $1.00      $1.00     $1.00     $1.00     $1.00      $1.00     $1.00     $1.00      $1.00     $1.00


Investment Operations:
  Net investment
      income .............      0.051      0.050     0.054     0.033     0.029      0.041     0.065     0.079      0.087     0.069


Distributions:
  From net investment
      income .............     (0.050)    (0.050)   (0.052)   (0.033)   (0.028)   (0.038)    (0.062)   (0.078)   (0.086)    (0.066)


NET ASSET VALUE -
  END OF YEAR   ..........      $1.00      $1.00     $1.00     $1.00     $1.00      $1.00     $1.00     $1.00      $1.00     $1.00
                                =====      =====     =====     =====     =====      =====     =====     =====      =====     =====


Total Return .............      5.17%      5.17%     5.50%     3.37%     2.92%      4.15%     6.73%     8.23%      9.09%      7.07%

Ratios (to average net assets)/Supplemental Data:
  Expenses ...............      0.54%      0.53%     0.54%     0.53%     0.52%      0.52%     0.52%     0.53%      0.52%      0.55%
  Net investment
      income .............      5.06%      5.03%     5.37%     3.33%     2.88%      4.06%     6.52%     7.92%      8.74%      6.87%
Net assets at end of year
  ($000 omitted) ......... 1,191,271    980,856   751,125   606,835   649,424    717,544   790,837   766,798    643,363    488,313

------------------------------------------------------------------------------------------------------------------------------------


+     During the fiscal year ended September 30, 1994, the Fund Manager contributed capital of $0.0028 per share to the Money Market
      Portfolio.




                                                          TAX-EXEMPT FUND
                                                          ---------------

                                             FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                             ----------------------------------------

                                1997      1996      1995       1994       1993      1992       1991      1990      1989      1988
                                ----      ----      ----       ----       ----      ----       ----      ----      ----      ----
NET ASSET VALUE -
  BEGINNING OF YEAR ......      $1.00      $1.00     $1.00     $1.00     $1.00      $1.00     $1.00     $1.00      $1.00     $1.00


Investment Operations:
  Net investment
      income .............      0.030      0.031     0.033     0.021     0.020      0.030     0.045     0.054      0.059     0.047


Distributions:
  From net investment
      income .............     (0.030)    (0.031)   (0.033)   (0.021)   (0.020)    (0.030)   (0.045)   (0.054)    (0.059)   (0.047)


NET ASSET VALUE -
     END OF YEAR .........      $1.00      $1.00     $1.00     $1.00     $1.00      $1.00     $1.00     $1.00      $1.00     $1.00
                                =====      =====     =====     =====     =====      =====     =====     =====      =====     =====


Total Return..............      3.09%      3.11%     3.36%     2.17%     2.07%      3.06%     4.59%     5.58%      6.04%     4.79%

Ratios (to average net assets)/Supplemental Data:
  Expenses................      0.57%      0.56%     0.54%     0.54%     0.54%      0.54%     0.56%     0.57%      0.57%     0.50%
  Net investment
      income..............      3.05%      3.08%     3.29%     2.13%     2.05%      3.06%     4.49%     5.45%      5.88%     4.67%
Net assets at end of year
  ($000 omitted)..........   280,864    237,185   318,213   388,565   405,517    327,098   353,271   243,146    258,713   302,471


--------------------------------------------------------------------------------
QUESTIONS AND ANSWERS ABOUT THE FUNDS
--------------------------------------------------------------------------------

      The information provided in this section is qualified in its entirety by reference to more detailed information elsewhere in this Prospectus.

WHAT ARE THE PORTFOLIOS' INVESTMENT OBJECTIVES AND POLICIES?

             THE RODNEY SQUARE FUND -- Each Portfolio of the Rodney Square Fund seeks a high level of current income consistent with the preservation of capital and liquidity by investing in money market instruments pursuant to its investment practices. There can be no assurance, of course, that either Portfolio will achieve its investment objective. (See "Investment Objectives and Policies.")

             The   Portfolios   of  the  Rodney   Square   Fund  are   primarily
        differentiated in terms of their permitted investments which are as follows:

                     U.S. GOVERNMENT PORTFOLIO -- Obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities ("U.S. Government obligations") and repurchase agreements involving such obligations.

                     MONEY   MARKET   PORTFOLIO   --   U.S.   dollar-denominated
        obligations of major U.S. and foreign banks (including, but not limited to, certificates of deposit, time deposits or bankers' acceptances of U.S. banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of foreign banks located in the United States), prime commercial paper and other corporate obligations, U.S. Government obligations, high-quality municipal securities and repurchase agreements involving U.S. Government obligations.

             THE RODNEY SQUARE TAX-EXEMPT FUND -- The Rodney Square Tax-Exempt Fund seeks as high a level of interest income, exempt from federal income tax, as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and stability of principal. There can be no assurance, of course, that the Tax-Exempt Fund will achieve its investment objective. (See "Investment Objectives and Policies.")

             The Tax-Exempt Fund invests in high-quality municipal obligations, including municipal bonds, floating and variable rate obligations, participation interests, tax-exempt commercial paper and short-term municipal notes. The Tax-Exempt Fund has adopted a fundamental policy which requires that, under normal conditions, at least 80% of its annual income will be exempt from federal income tax. (See "Investment Objectives and Policies" and "Dividends and Taxes.") The Tax-Exempt Fund also follows a policy requiring that, under normal conditions, at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax. The Tax-Exempt Fund may also invest, to a limited extent, in the types of taxable obligations that are permitted for the Money Market Portfolio.

             ALL PORTFOLIOS -- The Portfolios only invest in fixed-income obligations with effective maturities of 397 days or less, and the dollar-weighted average maturity of each Portfolio will not exceed 90 days.

How can you benefit by investing in the portfolios rather than by investing directly in money market instruments?

             Investing in the Portfolios offers several key benefits:

             FIRST: By pooling the monies of its many investors, the Portfolios enable each investor to benefit from the greater liquidity and higher yields offered by large denomination ($1,000,000 or more) money market instruments.

             SECOND: The Portfolios offer a way to keep money invested in professionally managed portfolios of high-quality money market instruments (tax-exempt money market instruments for the Tax-Exempt
        Fund) and at the same time to maintain full liquidity on a day-to-day basis. There is no minimum period for investment, and no fees will be charged upon redemption.

             THIRD: Investors in the Portfolios need not become involved with the detailed bookkeeping and operating procedures normally associated with direct investment in money market instruments.

How are the portfolios' securities valued?

             In valuing their portfolio securities, the Portfolios use the amortized cost method of valuation. It is a fundamental policy of each Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share, although under certain circumstances this may not be possible. (See "Investment Objectives and Policies" and "How Net Asset Value Is Determined.")

Who is the fund manager?

             Rodney Square Management Corporation ("RSMC"), a wholly-owned subsidiary of Wilmington Trust Company ("WTC"), serves as the Funds' Manager. (See "Management of the Funds.")

Who is the administrator, transfer agent and accounting agent?


              PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., provides administrative, accounting and transfer agency services for the Funds. (See "Management of the Funds.")


Who is the distributor?

              Rodney Square Distributors, Inc. ("RSD"), another wholly-owned subsidiary of WTC, serves as the Funds' Distributor. (See "Management of the Funds.")

How do you purchase portfolio shares?

             The Portfolios are designed as investment vehicles for individual investors, corporations and other institutional investors. Shares may be purchased only as described below. There is no sales load. The minimum initial investment in any Portfolio is $1,000, but additional investments may be made in any amount.

             Shares of each Portfolio are offered on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust and corporate cash management accounts, or by clients of certain institutions such as banks or broker-dealers ("Service Organizations") that have entered into servicing agreements with RSD through their accounts with those Service Organizations. Service Organizations may receive payments from RSD which are reimbursed by the Portfolios under a Plan of Distribution adopted with respect to each Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Shares may also be purchased directly by wire or by mail from the Funds, c/o the Transfer Agent, which serves as transfer agent for the Portfolio shares. (See "Purchase of Shares.")

             Receipt of federal funds or monies immediately convertible to federal funds is necessary before investments may be credited to your account in the Portfolios. The Portfolios and RSD reserve the right to reject new account applications and to close, by redemption, an account without sufficient taxpayer identification information.

             Please call WTC, your Service Organization or the number listed below for further information about the Portfolios or for assistance in opening an account.

--------------------------------------------------------------------------------
          o        nationwide.................................(800) 336-9970
--------------------------------------------------------------------------------

How do you redeem portfolio shares?

             If you purchased shares of a Portfolio through an account at WTC or a Service Organization, you may redeem all or any part of your shares in accordance with the instructions pertaining to that account. Other shareholders may redeem their shares by check, by telephone or by mail. There is no fee charged by the Funds upon redemption. (See "Redemption of Shares.")

 How are dividends paid?

             Substantially all of the net investment income for each Portfolio is declared as a dividend each day that the net asset value is determined, and dividends are paid no later than seven (7) days after the end of the month in which they are accrued. Shareholders may elect to receive dividends and other distributions in cash by checking the appropriate boxes on the Application & New Account Registration form at the end of this Prospectus ("Application"). (See "Dividends and Taxes.")

Are exchange privileges available?

             You may exchange all or a portion of your Portfolio shares for shares of either of the other Portfolios or for shares of any of the other funds in the Rodney Square complex, subject to certain conditions. (See "Exchange of Shares.")


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

THE RODNEY SQUARE FUND

      The investment objective of each Portfolio of The Rodney Square Fund is to seek a high level of current income consistent with the preservation of capital and liquidity by investing in money market instruments pursuant to its investment practices.

      The Portfolios are primarily differentiated in terms of their permitted investments, which are as follows:

           U.S.  GOVERNMENT   PORTFOLIO  --  U.S.  Government   obligations  and
repurchase agreements involving such obligations.

           MONEY MARKET PORTFOLIO -- (i) U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of foreign banks located in the United States, provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual audited financial statements) in excess of $100,000,000 (moreover, it is the policy of RSMC to require that the bank have assets in excess of $5 billion as of the date of its most recently published annual audited financial statements); (ii) commercial paper and corporate obligations rated at least A-1 or AA by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or P-1 or Aa by Moody's Investors Service, Inc. ("Moody's_ 94) at the time of investment, or not rated, but determined to be of comparable quality by RSMC under the direction of, and subject to the review of, The Rodney Square Fund's Board of Trustees; (iii) U.S. Government obligations; (iv) municipal securities rated, as above, by S&P or Moody's, or AA or F-1 by Fitch Investor Services, L.P. ("Fitch"), or not rated, but determined to be of comparable quality by RSMC under the direction of, and subject to the review of, The Rodney Square Fund's Board of Trustees; and (v) repurchase agreements involving U.S. Government obligations. Ratings of instruments represent S&P and Moody's opinions regarding their quality, are not a guarantee of quality, and may change after a Portfolio has purchased an instrument.

      U.S. Government obligations include obligations of agencies and instrumentalities of the U.S. Government that are not direct obligations of the U.S. Treasury. Such obligations may be backed by the "full faith and credit" of the United States or supported primarily or solely by the creditworthiness of the issuer.

      Each Portfolio may enter into repurchase agreements involving U.S. Government obligations, even though the underlying security matures in more than 397 days. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the applicable Portfolio in the event of a default of the seller), it is the policy of each Portfolio to limit repurchase transactions to those banks and primary dealers in U.S. Government obligations whose creditworthiness has been reviewed and found to be satisfactory by RSMC.

      The Money Market Portfolio's investments in the obligations of foreign banks and other foreign issuers and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Obligations of such issuers are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, obligations of foreign entities may be subject to certain additional risks, including adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, interest limitations, currency controls, foreign withholding taxes, and expropriation or nationalization of foreign issuers and their assets. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as are domestic issuers. RSMC carefully considers these factors when making investments, and foreign issuers will be required to meet the same tests of financial strength as the domestic issuers approved for the Money Market Portfolio.

      The Money Market Portfolio may invest in municipal bonds, including "general obligation" and "revenue" bonds, with an effective maturity of 397 days or less, floating and variable rate obligations, participation interests and short-term municipal notes. Frequently, the municipal obligations acquired by the Money Market Portfolio are secured by letters of credit or other credit support arrangements provided by domestic or foreign banks or other financial institutions. Changes in the credit quality of these institutions could cause losses to the Money Market Portfolio and affect its share price. For a fuller description of municipal bonds, see "The Rodney Square Tax-Exempt Fund," below. Although the interest on municipal securities may be exempt from federal income tax, dividends paid by the Money Market Portfolio to its shareholders will not be tax-exempt.

THE  RODNEY  SQUARE  TAX-EXEMPT  FUND

      The investment objective of the Tax-Exempt Fund is to provide investors with as high a level of interest income, exempt from federal income tax, as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and stability of principal.

      This Portfolio invests in a diversified portfolio of high-quality municipal obligations whose interest payments are exempt from federal income tax. The Portfolio has adopted a fundamental policy which requires that, under normal circumstances, at least 80% of its annual income will be exempt from federal income tax. The Portfolio also follows a policy which requires that, under normal circumstances, at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax.

      The Portfolio invests only in municipal securities that are rated at the time of investment at least Aa, MIG-1/VMIG-1 or P-1 by Moody's, at least AA, A-1 or SP-1 by S&P, or at least AA or F-1 by Fitch, or not rated but determined to be of comparable quality by RSMC under the direction of, and subject to the review of, The Rodney Square Tax-Exempt Fund's Board of Trustees. See the Appendix to this Prospectus for further information regarding Moody's and S&P's ratings of municipal obligations. Ratings of municipal obligations represent Moody's and S&P's opinions regarding their quality, are not a guaranty of quality, and may change after the Portfolio has acquired a security. In addition, federal, state or local laws may be passed that adversely affect the tax-exempt status of interest on the municipal securities held by the Portfolio or of the exempt-interest dividends paid by the Portfolio, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. (See "Dividends and Taxes.")

      The Tax-Exempt Fund invests in municipal bonds, including "general obligation" and "revenue" bonds, with an effective maturity of 397 days or less, floating and variable rate obligations, participation interests, tax-exempt commercial paper and short-term municipal notes. Municipal bonds include put bonds, which give the Portfolio the unconditional right to sell the bond back to the issuer at a specified price and exercise date that typically is well in advance of the bond's maturity date, industrial development bonds, and private activity bonds, the interest on which usually is exempt from federal income tax but which generally is an item of tax preference for purposes of the federal alternative minimum tax. The Portfolio may also hold floating or variable rate obligations. A variable rate obligation provides for adjustment in the interest rate (which is set as a percentage of a designated base rate such as the 90-day U.S. Treasury Bill rate) on specific dates, while a floating rate obligation has an interest rate which changes whenever there is a change in a designated base rate such as the prime rate of a bank. The rate adjustments make these obligations less subject to fluctuations in value than other instruments with maturities in excess of 397 days. The obligations have a "demand feature," which means that the Portfolio can demand payment from the issuer or another party on not more than 30 days' notice, either at any time or at specified intervals not to exceed 397 days, at par plus accrued interest. Frequently, the municipal obligations acquired by the Portfolio are secured by letters of credit or other credit support arrangements provided by domestic or foreign banks or other financial institutions. Changes in the credit quality of these institutions could cause losses to the Portfolio and affect its share price.

      The Portfolio may also invest in participation interests in municipal bonds and in floating and variable rate obligations that are owned by banks. These instruments carry a demand feature permitting the Portfolio to tender them back to the issuing bank at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The demand feature usually is backed by an irrevocable letter of credit or guarantee by a bank. The short-term municipal notes in which the Portfolio invests are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, such as tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. All of these obligations are described in the Appendix to this Prospectus. The Portfolio may purchase other types of tax-exempt instruments which may become available in the future as long as RSMC, under the direction of, and subject to the review of, the Board of Trustees, has determined that they are of a quality equivalent to the ratings stated above.


      The ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skill of RSMC in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. In the case of obligations which are secured by letters of credit, either the quality of the credit of the issuer of the underlying security or of the bank issuing the letter of credit may be looked to for purposes of satisfying the Portfolio's quality standards. Letters of credit issued by foreign banks may involve certain risks such as future unfavorable political and economic developments, currency controls or other governmental restrictions which might affect payment by the bank. Additionally, there may be less public information available about foreign banks.

      Yields on municipal obligations are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and are generally subject to potentially greater price fluctuations than obligations with shorter maturities.


      The Portfolio anticipates being as fully invested as practicable in municipal bonds and notes; however, consistent with that portion of its investment objective concerned with stability of principal, from time to time the Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations the interest on which is subject to federal income tax. For example, the Portfolio may invest in taxable obligations pending the investment or reinvestment in municipal bonds of proceeds from sales of Portfolio shares or sales of portfolio securities. In addition, the Portfolio may invest in highly liquid, taxable obligations in order to avoid the necessity of liquidating portfolio investments to meet redemption requests by Portfolio shareholders. Income from taxable obligations will be limited to 20% of the Portfolio's annual income under normal conditions, although the Portfolio may invest without limit in taxable obligations for temporary defensive purposes.

      If the Portfolio invests in taxable obligations, it will purchase obligations which, in RSMC's judgment, are of high-quality. These include U.S. Government obligations, obligations of domestic banks, commercial paper and other short-term corporate obligations, private activity bonds not exempt from federal income tax, and repurchase agreements involving such obligations. The Portfolio's investments in commercial paper and other short-term corporate obligations are limited to those obligations rated P-1 or Aa or better by Moody's or A-1 or AA or better by S&P, respectively, or, not rated, but determined to be of comparable quality by RSMC under the direction of, and subject to the review of, the Board of Trustees.

ALL  PORTFOLIOS  - OTHER INVESTMENT  POLICIES

      Each Portfolio may purchase securities on a when-issued basis. This means that delivery and payment for the securities takes place at a later date while the payment obligations and the interest rate that will be received on the securities are each fixed at the time the Portfolio enters into the commitment. Each Portfolio may purchase without limitation stand-by commitments which give the Portfolio the right to sell a security that it holds back to the issuer or another party at an agreed upon price on a certain date or at any time during a stated period.

      Each Portfolio may borrow money from a bank for temporary or emergency purposes (not for leveraging or investment), but not in excess of one-third of the current value of its net assets. No Portfolio will purchase securities for investment while any bank borrowing equaling 5% of the respective Portfolio's total assets is outstanding. Each Portfolio may also invest up to 10% of its net assets in repurchase agreements not entitling the holder to payment of principal within seven (7) days and other securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. There is no limit on any Portfolio's investment in restricted securities which are liquid.

      There may be occasions when, as a result of maturities of portfolio securities or sales of Portfolio shares, or in order to meet anticipated redemption requests, a Portfolio may hold cash which is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Portfolio might be required to sell securities at a loss.

      The investment  objectives,  policies and  limitations set forth above are supplemented by the information contained in the Portfolios' Statements of Additional Information. Except as noted, each Portfolio's policies and limitations are non-fundamental and may be changed by its Board of Trustees without shareholder approval.

      Each Portfolio has a fundamental policy requiring it to use its best efforts to maintain a constant net asset value of $1.00 per share, although under certain circumstances this may not be possible. There can be no assurance that each Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      HOW TO PURCHASE SHARES. Portfolio shares are offered on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust and corporate cash management accounts, or by clients of Service Organizations through their Service Organization accounts. WTC and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Portfolio shares. A trust account at WTC includes any account for which the account records are maintained on the trust system at WTC. Persons wishing to purchase Portfolio shares through their accounts at WTC or a Service Organization should contact that entity directly for appropriate instructions. Other investors may purchase Portfolio shares by mail or by wire as specified below.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, indicating the Portfolio you have selected, along with a completed Application
(included at the end of this Prospectus), to The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, c/o Transfer Agent, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, 1105 N. Market Street, Wilmington, DE 19801. If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you purchase by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.


      BY WIRE: You may purchase shares by wiring federal funds. To advise a Portfolio of the wire, and if making an initial purchase, to obtain an account number, you must telephone the Transfer Agent at (800) 336-9970. Once you have an account number, instruct your bank to wire federal funds to the Transfer Agent, c/o Wilmington Trust Company, Wilmington, DE, ABA #0311-0009-2, attention: The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, DDA# 2610-605-2, further credit-your account number, the desired Portfolio and your name. If you make an initial purchase by wire, you must promptly forward a completed Application to Transfer Agent at the address stated above under "By Mail." If you are making a subsequent purchase, the wire should also indicate your Portfolio account number.


      INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Portfolios of The Rodney Square Fund may be purchased for a tax-deferred retirement plan such as an individual retirement account ("IRA"). For an Application for an IRA and a brochure describing a Portfolio IRA, call the Transfer Agent at (800) 336-9970. PNC Bank, N.A. ("PNC") makes available its services as IRA custodian for each shareholder account that is established as an IRA. For these services, PNC receives an annual fee of $10.00 per account, which fee is paid directly to PNC by the IRA shareholder. If the fee is not paid by the date due, Portfolio shares owned by the IRA will be redeemed automatically for purposes of making the payment.


      AUTOMATIC INVESTMENT PLAN. Shareholders may purchase Portfolio shares through an Automatic Investment Plan. Under the Plan, the Transfer Agent, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 12 noon, Eastern time, on or about the 20th day of the month. For an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus, or call the Transfer Agent at (800) 336-9970. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

      ADDITIONAL PURCHASE INFORMATION. The minimum initial investment is $1,000, but subsequent investments may be made in any amount. WTC and Service Organizations may impose additional minimum customer account and other requirements in addition to this minimum initial investment requirement. Each Portfolio and RSD reserve the right to reject any purchase order and may suspend the offering of shares of any Portfolio for a period of time.

      Portfolio shares of each Fund are offered at their net asset value next determined after a purchase order is received by the Transfer Agent and accepted by RSD. Purchase orders received by the Transfer Agent and accepted by RSD before 12 noon, Eastern time, on any Business Day of a Fund will be priced at the net asset value per share that is determined at 12 noon. (See "How Net Asset Value Is Determined.") Purchase orders received by the Transfer Agent and accepted by RSD after 12 noon, Eastern time, will be priced as of 12 noon on the following Business Day of a Fund. A "Business Day of a Fund" is any day on which the New York Stock Exchange (the "Exchange"), the Transfer Agent and the
Philadelphia branch office of the Federal Reserve are open for business. The following are not Business Days of a Fund: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

      Investments in a Portfolio are accepted on the Business Day of a Fund that
(i) federal funds are deposited for your account on or before 12 noon, Eastern time, (ii) monies immediately convertible to federal funds are deposited for your account on or before 12 noon, Eastern time, or (iii) checks deposited for your account have been converted to federal funds (usually within two Business Days of a Fund after receipt). All investments in a Portfolio are credited to your account in the form of shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

      It is the responsibility of WTC or the Service Organization involved to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------


      PFPC, as Transfer Agent, maintains for each shareholder an account expressed in terms of full and fractional shares of each Portfolio rounded to the nearest 1/1000th of a share.

      In the interest of economy and convenience, the Portfolios do not issue share certificates. Each shareholder is sent a statement at least quarterly showing all purchases in or redemptions from the shareholder's account. The statement also sets forth the balance of shares held in the account by Portfolio.

      Due to the relatively high cost of maintaining small shareholder accounts, each Portfolio reserves the right to close any account with a current value of less than $500 by redeeming all shares in the account and transferring the proceeds to the shareholder. Shareholders will be notified if their account value is less than $500 and will be allowed 60 days in which to increase their account balance to $500 or more to prevent the account from being closed.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      Shareholders may redeem their shares by mail, telephone or check, as described below. If you purchased your shares through an account at WTC or a Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions. Redemption requests should be accompanied by the Portfolio's name and your account number.

      BY MAIL: Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature by an eligible institution acceptable to the Portfolios' Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer
Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The written instructions and guarantees should be mailed to: The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, c/o the Transfer Agent, P.O. Box 8987, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, c/o the Transfer Agent, 1105 N. Market Street, Wilmington, DE 19801. The redemption order should indicate the Portfolio from which shares are to be redeemed, the Portfolio account number and the name of the person in whose name the account is registered. A signature and a signature guarantee are required for each person in whose name the account is registered.

      BY TELEPHONE: Shareholders who prefer to redeem their shares by telephone may elect to apply in writing for telephone redemption privileges by completing the Application for Telephone Redemptions (included at the end of this Prospectus) which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder when a telephone redemption request is made. When redeeming by telephone, you must indicate your name, the Fund's name, the Portfolio's name, the account number, the number of shares you wish to redeem and certain other information necessary to identify you as the shareholder. The Portfolios will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if such procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach the Transfer Agent by telephone, you may make a redemption request by mail.


      BY CHECK: A shareholder may utilize the checkwriting option to redeem Portfolio shares by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from the shareholder's Portfolio account to cover the amount of the check. This procedure enables the shareholder to continue receiving dividends on those shares until the check is presented for payment. Canceled checks are not returned; however, shareholders may obtain photocopies of their canceled checks upon request. If a shareholder does not own sufficient shares to cover a check, the check will be returned to the payee marked "nonsufficient funds." Checks written in amounts less than $500 will also be returned. Because the aggregate amount of Portfolio shares owned by a shareholder is likely to change each day, a shareholder should not attempt to redeem all shares held in an account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and returned checks; these charges will be paid by redeeming automatically an appropriate number of Portfolio shares. Each Fund and the Transfer Agent reserve the right to terminate or alter the checkwriting service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the checkwriting service. Shareholders who are interested in the checkwriting service should obtain the necessary forms from the Transfer Agent. This service is generally not available for clients of WTC through their trust or corporate cash management accounts, since it is already provided for these customers through WTC. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.


      ADDITIONAL REDEMPTION INFORMATION. You may redeem all or any part of the value of your account on any Business Day of a Fund. Redemptions are effected at the net asset value next calculated after the Transfer Agent has received your redemption request. (See "How Net Asset Value Is Determined.") The Funds impose no fee when shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis.


      Redemption checks are mailed on the next Business Day of a Fund following acceptance by the Transfer Agent of redemption instructions, but in no event later than 7 days following such receipt and acceptance. Amounts redeemed by wire are normally wired on the date of receipt and acceptance of redemption instructions (if received by the Transfer Agent before 12 noon, Eastern time) or the next Business Day of a Fund (if received after 12 noon, Eastern time, or on a non-Business Day of a Fund), but in no event later than 7 days following such receipt and acceptance. If the shares to be redeemed represent an investment made by check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

      Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for a minimum of 60 days. In order to authorize The Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account which you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when shares are held by a corporation, other organization, trust, fiduciary or other institutional investor.

      For more information on redemption services, contact the Transfer Agent or, if your shares are held in an account with WTC or a Service Organization, contact WTC or the Service Organization.


      SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own shares of a Portfolio with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. For an application for the Systematic Withdrawal Plan, check the appropriate box of the Application at the end of this Prospectus or call the Transfer Agent at (800) 336-9970. Under the Plan, shareholders may automatically redeem a portion of their Portfolio shares monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at their net asset value at 12 noon, Eastern time, on or about the 25th day of the month. This service is generally not available for WTC trust account clients, since a similar service is provided through WTC. This service may also not be available for Service Organization clients who are provided a similar service by those organizations.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      Exchanges among the Rodney Square Funds. You may exchange all or a portion of your shares in a Portfolio for shares of another Portfolio or any of the other funds in the Rodney Square complex that currently offer their shares to investors. In addition to the Funds discussed in this Prospectus, the other Rodney Square funds are:

      THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND, consisting of the following portfolios:

             THE RODNEY SQUARE DIVERSIFIED INCOME PORTFOLIO, which seeks high total return, consistent with high current income, by investing principally in various types of investment grade fixed-income securities.

             THE RODNEY SQUARE MUNICIPAL INCOME PORTFOLIO, which seeks a high level of income exempt from federal income tax consistent with the preservation of capital.


             THE GROWTH PORTFOLIO OF THE RODNEY SQUARE MULTI-MANAGER FUND, which seeks superior long-term capital appreciation by investing in securities of companies which are judged to possess strong growth characteristics.


      A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by the Transfer Agent of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time or as next determined thereafter. The net asset values per share of the U. S. Government Portfolio, the Money Market Portfolio and the Tax-Exempt Fund are determined at 12 noon, Eastern time, on each Business Day of a Fund. The net asset values per share of the Growth Portfolio and the Strategic Fixed-Income Fund portfolios are determined at the close of regular trading on the Exchange (currently, 4:00 p.m., Eastern time), on each Business Day.


      Exchange transactions will be subject to the minimum initial investment and other requirements of the fund or portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's Portfolio account of less than $500.


      To obtain prospectuses of the other Rodney Square funds, contact RSD. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios reserve the right to terminate or modify the exchange offer described here and will give shareholders 60 days' notice of such termination or modification when required by Securities and Exchange Commission ("SEC") rules. This exchange offer is valid only in those jurisdictions where the sale of the Rodney Square fund shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------
HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------


      PFPC determines the net asset value per share of each Portfolio as of 12 noon, Eastern time, on each Business Day of a Fund. The net asset value per share of each Portfolio is calculated by adding the value of all securities and other assets in its portfolio, deducting its actual and accrued liabilities and dividing the balance by the number of that Portfolio's shares outstanding. It is a fundamental policy of each Portfolio to use its best efforts to maintain a per share net asset value of $1.00. Each Portfolio values its portfolio securities by the amortized cost method of valuation, that is, the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees of the Rodney Square Fund or Tax-Exempt Fund.


--------------------------------------------------------------------------------
DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

      DIVIDENDS. Substantially all of each Portfolio's net investment income (consisting of (1) accrued interest and earned discount, less amortization of premium and accrued expenses in the case of each Series and (2) accrued interest, earned original issue discount and, if it elects, market discount on tax-exempt securities) is declared as a dividend daily. Each Portfolio expects to distribute any net realized gains once each year, although it may distribute them more frequently if necessary in order to maintain its net asset value at $1.00 per share.

      Each Portfolio's net investment income is determined by PFPC on each day that the Portfolio's net asset value is calculated. Each dividend is payable to shareholders of record on the day and at the time the dividend is declared (including, for this purpose, holders of shares purchased, but excluding holders of shares redeemed, on that day). Dividends declared by a Portfolio are accrued throughout the month and are paid to its shareholders no later than seven (7) days after the end of the month in which the dividends are accrued. The dividend payment program is administered by PFPC, as the Funds' dividend disbursing agent.

      Dividends paid by a Portfolio are automatically reinvested in additional shares of that Portfolio unless a shareholder has elected to receive dividends or other distributions in cash by selecting the cash distribution option on the Application. For shareholders who are clients of WTC through trust or corporate cash management accounts, dividends may be reinvested by WTC on the next Business Day of a Fund after the dividend payment, unless the shareholder has elected to receive dividends in cash, and may result in the shareholder losing a day's interest on the day the dividend is paid. This dividend reinvestment policy differs from the dividend reinvestment programs of some other money market funds and may result in WTC having the use of the proceeds of shareholders' dividends until they are reinvested.

      TAXES. Each Portfolio intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income plus any realized net short-term capital gain) that is distributed to its shareholders. Distributions by the Tax-Exempt Fund of the excess of interest income on tax-exempt securities over certain amounts disallowed as deductions, as designated by that Portfolio ("exempt-interest dividends"), may be treated by its shareholders as interest excludable from gross income. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Portfolio is not deductible. Dividends paid by a Portfolio generally are taxable to its shareholders as ordinary income, notwithstanding that such dividends are paid in additional shares. Each Fund notifies its shareholders following the end of each calendar year of the amount of dividends paid that year.

      Each Portfolio is required to withhold 31% of all taxable dividends paid to any individuals and certain other noncorporate shareholders who do not provide the Portfolio with a correct taxpayer identification number or who otherwise are subject to backup withholding. In connection with this withholding requirement, unless an investor has indicated that he/she is subject to backup withholding, the investor must certify on the Application at the end of this Prospectus that the Social Security or other taxpayer identification number provided thereon is correct and that the investor is not otherwise subject to backup withholding.

      The exemption of certain interest income for federal income tax purposes does not necessarily mean that such income is exempt under the laws of any state or local taxing authority. Shareholders of the Tax-Exempt Fund may be exempt from state and local taxes on distributions of interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but generally are taxed on income derived from obligations of other jurisdictions. That Portfolio calculates annually the portion of its tax-exempt income attributable to each state. A portion of the dividends paid by the U.S. Government Portfolio may be exempt from state taxes. Shareholders should consult their tax advisers about the tax treatment of distributions from that Portfolio in their own state and locality.

      The foregoing is only a summary of some of the important income tax considerations generally affecting the Portfolios and their shareholders; a further discussion appears in the Statements of Additional Information. In addition to these considerations, which are applicable to any investment in a Portfolio, there may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are therefore urged to consult their tax advisers with respect to the effects of an investment on their own tax situations.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      From time to time, quotations of the "yield," "effective yield," "tax-equivalent yield" (with respect to the Tax-Exempt Fund), "average annual total return," "cumulative total return" and "total return" of the Portfolios may be included in advertisements, sales literature or shareholder reports. These figures are based on the historical performance of the Portfolios, show the performance of a hypothetical investment and are not intended to indicate future performance. The yield of each Portfolio refers to the net investment income generated by that Portfolio over a specified seven-day period. This income is then annualized. That is, the amount of income generated by the Portfolio during that week is assumed to be generated during each week over a 52-week period and is shown as a percentage of the investment. The effective yield is expressed similarly, but, when annualized, the income earned by an investment in each Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Tax-Exempt Fund's tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a Portfolio shareholder. The average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years of a Portfolio, all ended on the last day of a recent calendar quarter. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Both the average annual total return and the cumulative total return quotations assume that all dividends during the period were reinvested in Portfolio shares. Total return is the rate of return on an investment for a specified period of time calculated in the manner of cumulative total return. Performance figures for each Portfolio will vary based upon, among other things, changes in market conditions, the level of interest rates and the level of the Portfolio's expenses. Past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

      The Boards of Trustees supervise the management, activities and affairs of the Portfolios and have approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Portfolios and their shareholders.


      FUND MANAGER. RSMC, the Funds' Manager, is a wholly owned subsidiary of WTC, which in turn is wholly owned by Wilmington Trust Corporation.Under separate Management Agreements with each Fund, RSMC, subject to the supervision of the Board of Trustees of each Fund, directs the investments of each Portfolio in accordance with the Portfolio's investment objective, policies and limitations. Also, under each Management Agreement, RSMC supplies office facilities, non-investment related statistical and research data, and executive and administrative services.


      RSMC also provides asset management services to collective investment funds maintained by WTC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. At November 30, 1997, the aggregate assets of the investment companies managed by RSMC totaled approximately $2.07 billion. RSMC also serves as Sub-Investment Adviser to the Emerald Funds Tax-Exempt Portfolio, which had assets of approximately $190 million at November 30, 1997.


      Under the Management Agreements, each Portfolio pays a monthly fee to RSMC at the annual rate of 0.47% of the Portfolio's average daily net assets. Out of the fee, RSMC makes payments to PFPC for provision of administration, transfer agency and dividend paying services and to PNC for provision of sub-custodial services as described below.


      ADMINISTRATIVE AND ACCOUNTING SERVICES. Under separate Sub-Administration and Accounting Services Agreements with each Fund, PFPC, 400 Bellevue Parkway, Wilmington, Delaware 19809, performs certain administration services for the Portfolios including preparing shareholder reports, assisting RSMC in compliance monitoring activities and preparing and filing federal and state tax returns on behalf of the Portfolios. PFPC also performs accounting services for the Portfolios including determining the net asset value per share of each Portfolio.


      For the services provided under the Sub-Administration and Accounting Services Agreements, each Fund pays PFPC an annual fee of $50,000 per Portfolio plus an amount equal to 0.02% of that portion of each Portfolio's average daily net assets in excess of $100 million. In addition, RSMC pays PFPC an annual fee equal to the amount derived from the following schedule less any amounts paid by a Fund to PFPC: 0.10% of each Portfolio's first $1 billion of average daily net assets; 0.075% of each Portfolio's next $500 million of average daily net assets; 0.050% of each Portfolio's next $500 million of average daily net assets; and 0.035% of each Portfolio's average daily net assets in excess of $2 billion. In addition, any related out-of-pocket expenses incurred by PFPC in the provision of services to a Portfolio are borne by that Portfolio.


      TRANSFER AGENT AND DIVIDEND PAYING AGENT. PFPC also serves as Transfer Agent and Dividend Paying Agent to the Portfolios. RSMC pays PFPC for the provision of these services out of its management fee. Any related out-of-pocket expenses reasonably incurred by PFPC in the provision of services to a Portfolio are borne by that Portfolio.


      CUSTODIAN. WTC serves as Custodian of the Portfolios' assets and PNC serves as Sub-Custodian of the Portfolios' assets. The Portfolios do not pay WTC or PNC any fee for custodial services, as RSMC pays for the provision of these services out of its management fee. Any related out-of-pocket expenses incurred in the provision of custodial services to a Portfolio are borne by that Portfolio.

      DISTRIBUTION AGREEMENT AND RULE 12B-1 PLAN. Pursuant to separate Distribution Agreements with each Fund, RSD manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares of the Portfolios and, directly or through its affiliates, provides shareholder support services.

      Under a Plan of Distribution adopted with respect to each Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), the Portfolios may reimburse RSD for distribution expenses incurred in connection with the distribution efforts described above. The 12b-1 Plans provide that RSD may be reimbursed for amounts paid and expenses incurred for distribution activities encompassed by Rule 12b-1, such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort, printing and mailing prospectuses, and distribution and shareholder servicing activities of broker/dealers and other financial institutions. The Boards of Trustees have authorized annual payments of up to 0.20% of each Portfolio's average net assets to reimburse RSD for making payments to certain Service Organizations who have sold Portfolio shares and for other distribution expenses.

      BANKING LAWS. Applicable banking laws prohibit deposit-taking institutions and certain of their affiliates from underwriting or distributing securities. WTC believes, and counsel to WTC has advised the Funds, that WTC and its affiliates may perform the services contemplated by their respective agreements with the Funds without violation of applicable banking laws or regulations. If WTC or its affiliates were prohibited from performing these services, it is expected that the Boards of Trustees would consider entering into agreements with other entities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be expected to be permitted to remain Portfolio shareholders and alternative means for servicing such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

--------------------------------------------------------------------------------
DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

THE RODNEY SQUARE FUND & THE RODNEY SQUARE TAX-EXEMPT FUND

      The Rodney Square Fund and The Rodney Square Tax-Exempt Fund (the "Funds") are diversified, open-end, management investment companies established under Massachusetts law by Declarations of Trust on February 16, 1982 and August 1, 1985, respectively. Each Fund's capital consists of an unlimited number of shares of beneficial interest. The authorized shares of beneficial interest in The Rodney Square Fund are currently divided into two series or portfolios, the U.S. Government Portfolio and the Money Market Portfolio; and the authorized shares of beneficial interest in The Rodney Square Tax-Exempt Fund consist of a single series or portfolio. The Boards of Trustees of the Funds are empowered by the Funds' respective Declaration of Trusts and the Bylaws to establish additional classes and series of shares, although neither Board has a present intention of doing so. Shares entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable.

      Separate votes are taken by each Portfolio for the Funds on matters affecting that Portfolio. For example, a change in the fundamental investment policies for a Portfolio would be voted upon only by shareholders of that Portfolio. Additionally, approval of an advisory contract and Rule 12b-1 Plan is a matter to be determined separately by each Portfolio. Therefore, if shareholders of one Portfolio approve an advisory contract or Rule 12b-1 Plan, it is effective as to that Portfolio, whether or not the shareholders of any other Portfolio also approve the contract or Plan.

      As of November 30, 1997, WTC beneficially owned, by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts, 20% of the shares of the U.S. Government Portfolio, 30% of the Money Market Portfolio and 26% of the shares of the Tax-Exempt Fund and may be deemed to be a controlling person of these Portfolios under the 1940 Act.

      The Funds do not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record owning no less than two-thirds of the outstanding shares of a fund may remove a Trustee by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Rodney Square Fund's or Tax-Exempt Fund's outstanding shares.

      Because the Portfolios use a combined Prospectus, it is possible that a Portfolio might become liable for a misstatement about another Portfolio contained in the Prospectus. The Boards of Trustees have considered this factor in approving the use of a single, combined prospectus.

--------------------------------------------------------------------------------
APPENDIX
--------------------------------------------------------------------------------

      The following paragraphs provide a brief description of certain of the securities in which the Portfolios may invest. The Portfolios are not limited by this discussion, however, and may purchase other types of securities if they meet each Portfolio's quality standards.

      MONEY MARKET INSTRUMENTS are liquid, short-term, high-grade debt securities. These instruments include U.S. Government obligations, commercial paper, certificates of deposit, bankers' acceptances, time deposits, municipal securities and corporate obligations.

      BANKERS' ACCEPTANCES are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

      CERTIFICATES OF DEPOSIT are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate.
Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

      CERTIFICATES OF PARTICIPATION give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

      COMMERCIAL PAPER consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

      CORPORATE OBLIGATIONS are bonds or notes issued by corporations and other business organizations in order to finance their long-term credit needs. The Money Market Portfolio's investments in these obligations will be limited to those obligations that may be considered to have remaining maturities of 397 days or less pursuant to Rule 2a-7 under the 1940 Act.

      MUNICIPAL SECURITIES (including bonds and short-term notes) are debt obligations of varying maturities issued by states, municipalities and public authorities to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. The level of support for these obligations can range from obligations supported by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, to obligations payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific source. A brief description of some typical types of municipal securities follows:

             GENERAL OBLIGATION BONDS are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond.

             REVENUE BONDS are backed by the revenues of a specific project or facility -- tolls from a toll-bridge, for example.

             BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the Notes.

             TAX   ANTICIPATION   NOTES   finance   working   capital  needs  of
        municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

             REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

             INDUSTRIAL DEVELOPMENT BONDS ("IDB'S") AND PRIVATE ACTIVITY BONDS ("PAB'S") are specific types of revenue bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as solid waste facilities and sewage plants. PAB's generally are such bonds issued after August 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDB's and PAB's are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDB's and PAB's is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

             TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

             CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

             PUT BONDS are municipal bonds which give the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

      REPURCHASE AGREEMENTS are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt), it is the policy of the Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found to be satisfactory by RSMC.

      TIME DEPOSITS are bank deposits for fixed periods of time.

      U.S. GOVERNMENT OBLIGATIONS are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Agencies and instrumentalities include executive departments of the U.S. Government or independent federal organizations supervised by Congress. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, securities of the Government National Mortgage Association), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

      VARIABLE AND FLOATING RATE SECURITIES are securities the yield on which is adjusted in relation to changes in specific market rates, such as the prime rate. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. The demand feature usually is backed by an irrevocable letter of credit or guarantee by a bank. Portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

SUMMARY TABLE OF INVESTMENT INSTRUMENTS DESCRIBED ABOVE:


   U.S. GOVERNMENT PORTFOLIO
        U.S. Government Obligations
        Repurchase Agreements

   MONEY MARKET PORTFOLIO                           TAX-EXEMPT PORTFOLIO
        Bankers' Acceptances                             Bankers' Acceptances
        Certificates of Deposit                          Certificates of Deposit
        Commercial Paper                                 Certificates of Participation
        Corporate Obligations                            Commercial Paper
        Municipal Securities                             Municipal Securities
        Put Bonds                                        Put Bonds
        Repurchase Agreements                            Repurchase Agreements
        Time Deposits                                    Tax-Exempt Commercial Paper
        U.S. Government Obligations                      U.S. Government Obligations
        Variable and Floating Rate Instruments           Variable and Floating Rate Instruments

DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATING:

      A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING:

      PRIME-1 -- This designation indicates a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      .    Leading market position in well established industries.

      .    High rates of return on funds employed.

      . Conservative capitalization structure with moderate reliance on debt and ample asset protection. o Broad margins in earnings coverage of fixed financial charges and high internal cash generation. o Well-established access to a range of financial markets and assured sources of alternate liquidity.

DESCRIPTION  OF S&P'S TWO  HIGHEST CORPORATE AND MUNICIPAL  BOND RATINGS:

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

DESCRIPTION  OF MOODY'S TWO HIGHEST CORPORATE AND MUNICIPAL BOND RATINGS:


      Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


      Aa -- Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They (the Aa group) are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

DESCRIPTION  OF S&P'S HIGHEST  STATE AND  MUNICIPAL  NOTES RATING:

      S&P's tax-exempt note ratings are generally given to notes due in three years or less. The highest rating category is as follows:

      SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

DESCRIPTION  OF MOODY'S  HIGHEST  STATE AND MUNICIPAL  NOTES  RATING:

      Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Short-term ratings on issues with demand features are differentiated by the use of the "VMIG" symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on extreme liquidity. Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. The symbol used is as follows:

      MIG-1/VMIG-1 -- Notes bearing this designation are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION  OF FITCH'S  HIGHEST STATE AND MUNICIPAL  BONDS RATING:

      AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated

      F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

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



[LOGO]
           THE RODNEY SQUARE                            THE RODNEY SQUARE
           FUND                             &           TAX-EXEMPT FUND

APPLICATION & NEW ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

INSTRUCTIONS:                           RETURN THIS COMPLETED FORM TO:
FOR WIRING INSTRUCTIONS OR FOR                 THE RODNEY SQUARE FUND and/or
ASSISTANCE IN COMPLETING THIS                  THE RODNEY SQUARE TAX-EXEMPT FUND
FORM CALL (800) 336-9970                       C/O THE TRANSFER AGENT
                                               P.O. Box 8987
                                               WILMINGTON, DE 19899-9752
--------------------------------------------------------------------------------
PORTFOLIO SELECTION ($1,000 MINIMUM)

   /_/ MONEY MARKET PORTFOLIO              $
                                            ----------------------
   /_/ U.S. GOVERNMENT PORTFOLIO           $
                                             ----------------------
   /_/ TAX-EXEMPT FUND                     $
                                             ----------------------
       TOTAL AMOUNT TO BE INVESTED         $
                                             ----------------------

_____ By check. (Make payable to "The Rodney Square Fund" and/or "The Rodney Square Tax-Exempt Fund")

_____      By wire. Call  1-800-336-9970 for  Instructions.
           Bank from which fund will be wired ______________  wire date _______


--------------------------------------------------------------------------------
ACCOUNT  REGISTRATION
1.  Individual     __________________   ________    ________________________   _________________________
                     First Name           MI               Last Name              Customer Tax ID No.*


2.  Joint Tenancy  __________________   ________    ________________________   _________________________
                     First Name           MI               Last Name              Customer Tax ID No.*
    ("Joint Tenants with Rights of Survivorship" unless otherwise Specified)
                                                                                               Uniform
                                                                                        Gifts/Transfers
3. Gifts to Minors ___________________   _________________________ under  the _________   to Minors Act
                       Minor's Name          Customer Tax ID No.*              State

4. Other Registration _________________________________________________________     ____________________
                                                                                    Customer Tax ID No.*

5. If Trust, Date of Trust Instrument: _________________________________________________________________


    As joint tenants use Lines 1 and 2; as custodian for a minor, use Lines 1 and 3.
    In the name of a corporation, trust or other organization or any fiduciary capacity, use Line 4.

* Customer Tax Identification No.: (a) for an individual, joint tenants, or a custodial account under the Uniform Gifts/Transfers to Minors Act, supply the Social Security number of the registered account owner who is to be taxed;
   (b) for a trust, a corporation, a partnership, an organization, a fiduciary, etc., supply the Employer Identification number of the legal entity or organization that will report income and/or gains.

--------------------------------------------------------------------------------
ADDRESS OF RECORD


--------------------------------------------------------------------------------
       Street


--------------------------------------------------------------------------------
       City                         State                             Zip Code

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS -- If these boxes are not checked, all distributions will be invested in additional shares.

                                  Pay Cash for:

                              Income Dividends                   Other

MONEY MARKET PORTFOLIO              /___/                        /___/
U.S. GOVERNMENT PORTFOLIO           /___/                        /___/
TAX-EXEMPT FUND                     /___/                        /___/

--------------------------------------------------------------------------------
Check any of the following if you would like additional information about a particular plan or service sent to you.



/__/   AUTOMATIC INVESTMENT PLAN    /__/   SYSTEMATIC WITHDRAWAL PLAN      /__/   CHECK REDEMPTIONS


  (CHECK REDEMPTIONS SERVICES ARE GENERALLY NOT AVAILABLE FOR CLIENTS OF WTC THROUGH THEIR TRUST OR CORPORATE CASH MANAGEMENT ACCOUNTS; THIS SERVICE MAY ALSO NOT BE AVAILABLE FOR CLIENTS OF SERVICE ORGANIZATIONS.)
--------------------------------------------------------------------------------
CERTIFICATIONS AND SIGNATURE(S) -- Please sign exactly as registered under "Account Registration."


      I have received and read the Prospectus for The Rodney Square Fund and The Rodney Square Tax-Exempt Fund and agree to its terms; I am of legal age. I understand that the shares offered by this Prospectus are not deposits of, or guaranteed by, Wilmington Trust Company, or any other bank, nor are the shares insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. I further understand that investment in these shares involves investment risks, including possible loss of principal. If a corporate customer, I certify that appropriate corporate resolutions authorizing investment in The Rodney Square Fund and/or The Rodney Square Tax-Exempt Fund have been duly adopted.


      I certify under penalties of perjury that the Social Security number or taxpayer identification number shown above is correct. Unless the box below is checked, I certify under penalties of perjury that I am not subject to backup withholding because the Internal Revenue Service (a) has not notified me that I am as a result of failure to report all interest or dividends, or (b) has notified me that I am no longer subject to backup withholding. The certifications in this paragraph are required from all nonexempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.


 /_/      Check here if you are subject to backup withholding.


Signature ____________________________________          Date __________________

Signature  ___________________________________          Date __________________
                  Joint Owner/Trustee

Check one:     /_/ Owner      /_/ Trustee    /_/ Custodian       /_/ Other

--------------------------------------------------------------------------------
IDENTIFICATION OF SERVICE ORGANIZATION

We authorize the Transfer Agent, and Rodney Square Distributors, Inc. ("RSD") in the case of transactions by telephone, to act as our agents in connection with transactions authorized by this order form.

Service Organization Name and Code__________________________  /_//_//_//_//_/
Branch Address and Code_____________________________________        /_//_//_/
Representative or Other Employee Code ______________________     /_//_//_//_/
Authorized Signature of Service Organization _________  Telephone ( )________
-----------------------------------------------------------------------------

[LOGO]
           THE RODNEY SQUARE                            THE RODNEY SQUARE
               FUND                             &           TAX-EXEMPT FUND
APPLICATION FOR TELEPHONE REDEMPTION OPTION
-------------------------------------------------------------------------------


Telephone redemption permits redemption of fund shares by telephone, with proceeds directed only to the fund account address of record or to the bank account designated below. For investments by check, telephone redemption is available only after these shares have been on the Fund's books for 10 days.


This form is to be used to add or change the telephone redemption option on your Rodney Square Fund and/or Rodney Square Tax-Exempt Fund account(s).


-------------------------------------------------------------------------------
ACCOUNT INFORMATION

   Portfolio Name(s): ________________________________________________________

   Fund Account Number(s): ___________________________________________________
                          (Please provide if you are a current account holder:)

   REGISTERED IN THE NAME(S) OF: _____________________________________________

                                 _____________________________________________

                                 _____________________________________________

   REGISTERED ADDRESS:           _____________________________________________

                                 _____________________________________________


NOTE: If this form is not submitted together with the application, a coporate resolution must be included for accounts registered to other than an individual, a fiduciary or partnership.

-------------------------------------------------------------------------------
REDEMPTION INSTRUCTIONS

    /_/     Add      /_/      Change



Check one or more.

    /_/ Mail proceeds to my fund account address of record (must be $10,000 or less and address must be established for a minimum of 60 days)
    /_/  Mail  proceeds to my bank
    /_/  Wire proceeds to my bank
         (minimum $1,000)
    /_/  All of the above


Telephone redemption by wire can be used only with financial institutions that are participants in the Federal Reserve Bank Wire System. If the financial institution you designate is not a Federal Reserve participant, telephone redemption proceeds will be mailed to the named financial institution. In either case, it may take a day or two, upon receipt for your financial institution to credit your bank account with the proceeds, depending on its internal crediting procedures.

--------------------------------------------------------------------------------
BANK INFORMATION
Please complete the following information only if proceeds mailed/wired to your bank was selected. A VOIDED BANK CHECK MUST BE ATTACHED TO THIS APPLICATION.

    Name of Bank              ________________________________________________
    Bank Routing Transit #    ________________________________________________
    Bank Address              ________________________________________________
    City/State/Zip            ________________________________________________
    Bank Account Number       ________________________________________________
    Name(s) on Bank Account   ________________________________________________


--------------------------------------------------------------------------------
AUTHORIZATIONS

    By electing the telephone redemption option, I appoint the Tranfer Agent, my agent to redeem shares of any designated Rodney Square fund when so instructed by telephone. This power will continue if I am disabled or incapacitated. I understand that a request for telephone redemption may be made by anyone, but the proceeds will be sent only to the account address of record or to the bank listed above. Proceeds in excess of $10,000 will only be sent to your predesignated bank. By signing below, I agree on behalf of myself, my assigns, and successors, not to hold the Transfer Agent and any of its affiliates, or any Rodney Square fund responsible for acting under the powers I have given the Transfer Agent. I also agree that all account and registration information I have given will remain the same unless I instruct the Transfer Agent otherwise in a written form, including a signature guarantee. If I want to terminate this agreement, I will give the Transfer Agent at least ten days notice in writing. If the Transfer Agent or the Rodney Square funds want to terminate this agreement, they will give me at least ten days notice in writing.


    ALL OWNERS ON THE ACCOUNT MUST SIGN BELOW AND OBTAIN SIGNATURE GUARANTEE(S).


_______________________________________  _____________________________________
        Signature of Individual Owner        Signature of Joint Owner (if any)

_______________________________________________________________________________
 Signature of Corporate Officer, Trustee or other -- please include your title


You must have a signature(s) guaranteed by an eligible institution acceptable to the Fund's transfer agent, such as a bank or trust company, broker/dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. A Notary Public is not an acceptable guarantor. For more information on signature guarantees, see "Redemption of Shares" in the prospectus.

                         SIGNATURE GUARANTEE(S) (stamp)

--------------------------------------------------------------------------------

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



                                    TRUSTEES
                                  Eric Brucker
                                 Fred L. Buckner
                               Robert J. Christian
                               Martin L. Klopping
                                John J. Quindlen
                           ---------------------------
                                    OFFICERS
                         Robert J. Christian, PRESIDENT
                      Joseph M. Fahey, Jr., VICE PRESIDENT
                          Nina M. Webb, VICE PRESIDETN
                    John J. Kelly, VICE PRESIDENT & TREASURER
                         Carl M. Rizzo, Esq., SECRETARY
                    Diane J. Drake, Esq., ASSISTANT SECRETARY
                     Mary Jane Maloney, ASSISTANT SECRETARY
                     John C. McDonnell, ASSISTANT TREASURER
                           ---------------------------
                                  FUND MANAGER
                      Rodney Square Management Corporation
                               Rodney Square North
                               1100 N. Market St.
                            Wilmington, DE 19890-0001
                           ---------------------------
                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           ---------------------------
                                    CUSTODIAN
                            Wilmington Trust Company
                               Rodney Square North
                               1100 N. Market St.
                            Wilmington, DE 19890-0001
                           ---------------------------
                                   DISTRIBUTOR
                        Rodney Square Distributors, Inc.
                               Rodney Square North
                               1100 N. Market St.
                            Wilmington, DE 19890-0001